SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Charter Communications, Inc. ("Charter") has entered into employment agreements with Paul E. Martin, Senior Vice President, Interim Chief Financial Officer, Principal Accounting Officer and Corporate Controller ("Martin"), as of September 2, 2005; and Wayne H. Davis, Executive Vice President and Chief Technical Officer ("Davis"), as of September 7, 2005. These agreements, which are substantially similar, set forth the terms under which Martin and Davis will serve as executives of Charter. The term of these agreements is two years from the date of the respective agreement.

The agreements provide that Martin and Davis (collectively "Executives") shall be employed in an executive capacity to perform such duties as are assigned or delegated by the President and Chief Executive Officer or the designee thereof. They shall be eligible to participate in Charter's Long-Term Incentive Plan, Stock Option Plan and to receive such employee benefits as are available to other senior executives. In the event that the Executives are terminated by Charter without "cause" or for "good reason termination," as those terms are defined in the employment agreements, the terminated Executive will receive his salary for the remainder of the term of the agreement or twelve months' salary, whichever is greater; a pro rata bonus for the year of termination; twelve months of COBRA payments; and the vesting of options and restricted stock for as long as severance payments are made. The employment agreements contain one-year, non-compete provisions (or until the end of the term of the agreement, if longer) in a Competitive Business, as such term is defined in the agreements, and two-year non-solicitation clauses.

The respective agreements provide that Martin's salary shall be $240,625 and Davis' salary $450,000. Martin's salary is in addition to the salary and bonus amounts set forth in the Letter Agreement dated April 15, 2005, and previously filed as an exhibit to Charter's current report on Form 8-K filed on April 19, 2005.

The full text of Martin's employment agreement is filed herewith as Exhibit 99.1 and Davis' employment agreement as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 1.01:

Exhibit Number	Description

99.1	Employment Agreement of Paul E. Martin dated as of September 2, 2005.*
99.2	Employment Agreement of Wayne H. Davis dated as of September 7, 2005.*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Dated: September 9, 2005

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President of Financial Reporting and Analysis

EXHIBIT INDEX

Exhibit Number	Description

99.1	Employment Agreement of Paul E. Martin dated as of September 2, 2005.*
99.2	Employment Agreement of Wayne H. Davis dated as of September 7, 2005.*